EXHIBIT 99.12 (c)

Notification of Sources of Distribution
Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Infrastructure Fund, Inc. (UTF)

Cohen & Steers Infrastructure Fund, Inc. (NYSE: UTF) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders.  This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of January 2017.  Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.1340	January 17, 2017	January 19, 2017	January 31, 2017

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table.  All amounts are expressed per common share.

DISTRIBUTION ESTIMATES

	January 2017		YEAR-TO-DATE (YTD) January 31, 2017*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2017 Distributions
Net Investment Income	$0.0000	0.00%	$0.0000	0.00%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.1340	100.00%	$0.1340	100.00%
Return of Capital (or other Capital Source)	$0.0000	0.00%	$0.0000	0.00%
Total Current Distribution	$0.1340	100.00%	$0.1340	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.  The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The amounts and sources of distributions year-to-date may be subject to additional adjustments.

280 Park Avenue, New York, NY 10017-1216     Tel: 212.832.3232     Fax: 212-832-3622

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2016 (January 1, 2016 through December 31, 2016) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2016. Moreover, the Fund’s Average Annual Total Return for the five-year period ending December 31, 2016 is set forth below. Shareholders should also note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2016. In addition, the performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2016 to December 31, 2016
Year-to-date Cumulative Total Return(1)	9.22%
Cumulative Distribution Rate(2)	0.61%

Five-year period ending December 31, 2016
Average Annual Total Return(3)	12.70%
Current Annualized Distribution Rate(4)	7.31%

(1)         Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

(2)         Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2016 through December 31, 2016) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2016.

(3)         Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending December 31, 2016. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

(4)         The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2016.

The source of all distributions paid by the Fund, including net investment income is subject to change.  This is because the Fund invests in Master Limited Partnerships (MLPs) and similar companies.  Distributions from Master Limited Partnerships (MLPs) are estimated as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share.  Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof.  Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital.  A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.  The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution
Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Infrastructure Fund, Inc. (UTF)

Cohen & Steers Infrastructure Fund, Inc. (NYSE: UTF) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders.  This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of February 2017.  Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.1340	February 14, 2017	February 16, 2017	February 28, 2017

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table.  All amounts are expressed per common share.

DISTRIBUTION ESTIMATES

	February 2017		YEAR-TO-DATE (YTD) February 28, 2017*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2017 Distributions
Net Investment Income	$0.0000	0.00%	$0.0000	0.00%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.1340	100.00%	$0.2680	100.00%
Return of Capital (or other Capital Source)	$0.0000	0.00%	$0.0000	0.00%
Total Current Distribution	$0.1340	100.00%	$0.2680	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.  The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The amounts and sources of distributions year-to-date may be subject to additional adjustments.

280 Park Avenue, New York, NY 10017-1216     Tel: 212.832.3232     Fax: 212-832-3622

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2017 (January 1, 2017 through January 31, 2017) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2017. Moreover, the Fund’s Average Annual Total Return for the five-year period ending January 31, 2017 is set forth below. Shareholders should also note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2017. In addition, the performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2017 to January 31, 2017
Year-to-date Cumulative Total Return(1)	2.89%
Cumulative Distribution Rate(2)	1.19%

Five-year period ending January 31, 2017
Average Annual Total Return(3)	12.66%
Current Annualized Distribution Rate(4)	7.15%

(1)         Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

(2)         Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2017 through January 31, 2017) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2017.

(3)         Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending January 31, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

(4)         The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2017.

The source of all distributions paid by the Fund, including net investment income is subject to change.  This is because the Fund invests in Master Limited Partnerships (MLPs) and similar companies.  Distributions from Master Limited Partnerships (MLPs) are estimated as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share.  Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof.  Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital.  A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.  The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution
Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Infrastructure Fund, Inc. (UTF)

Cohen & Steers Infrastructure Fund, Inc. (NYSE: UTF) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders.  This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of March 2017.  Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.1340	March 21, 2017	March 23, 2017	March 31, 2017

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table.  All amounts are expressed per common share.

DISTRIBUTION ESTIMATES

	March 2017		YEAR-TO-DATE (YTD) March 31, 2017*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2017 Distributions
Net Investment Income	$0.0000	0.00%	$0.0000	0.00%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.1340	100.00%	$0.4020	100.00%
Return of Capital (or other Capital Source)	$0.0000	0.00%	$0.0000	0.00%
Total Current Distribution	$0.1340	100.00%	$0.4020	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.  The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The amounts and sources of distributions year-to-date may be subject to additional adjustments.

280 Park Avenue, New York, NY 10017-1216     Tel: 212.832.3232     Fax: 212-832-3622

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2017 (January 1, 2017 through February 28, 2017) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2017. Moreover, the Fund’s Average Annual Total Return for the five-year period ending February 28, 2017 is set forth below. Shareholders should also note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2017. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2017 to February 28, 2017
Year-to-date Cumulative Total Return(1)	8.10%
Cumulative Distribution Rate(2)	1.71%

Five-year period ending February 28, 2017
Average Annual Total Return(3)	12.74%
Current Annualized Distribution Rate(4)	6.85%

(1)         Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

(2)         Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2017 through February 28, 2017) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 28, 2017.

(3)         Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending February 28, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

(4)         The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2017.

The source of all distributions paid by the Fund, including net investment income is subject to change.  This is because the Fund invests in Master Limited Partnerships (MLPs) and similar companies.  Distributions from Master Limited Partnerships (MLPs) are estimated as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share.  Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof.  Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital.  A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.  The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution
Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Infrastructure Fund, Inc. (UTF)

Cohen & Steers Infrastructure Fund, Inc. (NYSE: UTF) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders.  This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of April 2017.  Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.1340	April 18, 2017	April 20, 2017	April 28, 2017

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table.  All amounts are expressed per common share.

DISTRIBUTION ESTIMATES

	April 2017		YEAR-TO-DATE (YTD) April 30, 2017*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2017 Distributions
Net Investment Income	$0.0000	0.00%	$0.0000	0.00%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.1340	100.00%	$0.5360	100.00%
Return of Capital (or other Capital Source)	$0.0000	0.00%	$0.0000	0.00%
Total Current Distribution	$0.1340	100.00%	$0.5360	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.  The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The amounts and sources of distributions year-to-date may be subject to additional adjustments.

280 Park Avenue, New York, NY 10017-1216     Tel: 212.832.3232     Fax: 212-832-3622

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2017 (January 1, 2017 through March 31, 2017) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2017. Moreover, the Fund’s Average Annual Total Return for the five-year period ending March 31, 2017 is set forth below. Shareholders should also note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2017. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2017 to March 31, 2017
Year-to-date Cumulative Total Return(1)	10.95%
Cumulative Distribution Rate(2)	2.24%

Five-year period ending March 31, 2017
Average Annual Total Return(3)	13.15%
Current Annualized Distribution Rate(4)	6.71%

(1)         Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

(2)         Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2017 through March 31, 2017) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2017.

(3)         Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending March 31, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

(4)         The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2017.

The source of all distributions paid by the Fund, including net investment income is subject to change.  This is because the Fund invests in Master Limited Partnerships (MLPs) and similar companies.  Distributions from Master Limited Partnerships (MLPs) are estimated as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share.  Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof.  Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital.  A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.  The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution
Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Infrastructure Fund, Inc. (UTF)

Cohen & Steers Infrastructure Fund, Inc. (NYSE: UTF) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders.  This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of May 2017.  Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.1340	May 16, 2017	May 18, 2017	May 31, 2017

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table.  All amounts are expressed per common share.

DISTRIBUTION ESTIMATES

	May 2017		YEAR-TO-DATE (YTD) May 31, 2017*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2017 Distributions
Net Investment Income	$0.1202	89.70%	$0.1202	17.94%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0138	10.30%	$0.5498	82.06%
Return of Capital (or other Capital Source)	$0.0000	0.00%	$0.0000	0.00%
Total Current Distribution	$0.1340	100.00%	$0.6700	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.  The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The amounts and sources of distributions year-to-date may be subject to additional adjustments.

280 Park Avenue, New York, NY 10017-1216     Tel: 212.832.3232     Fax: 212-832-3622

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2017 (January 1, 2017 through April 30, 2017) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2017. Moreover, the Fund’s Average Annual Total Return for the five-year period ending April 30, 2017 is set forth below. Shareholders should also note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2017. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2017 to April 30, 2017
Year-to-date Cumulative Total Return(1)	13.47%
Cumulative Distribution Rate(2)	2.75%

Five-year period ending April 30, 2017
Average Annual Total Return(3)	13.47%
Current Annualized Distribution Rate(4)	6.60%

(1)         Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

(2)         Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2017 through April 30, 2017) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2017.

(3)         Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending April 30, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

(4)         The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2017.

The source of all distributions paid by the Fund, including net investment income is subject to change.  This is because the Fund invests in Master Limited Partnerships (MLPs) and similar companies.  Distributions from Master Limited Partnerships (MLPs) are estimated as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share.  Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof.  Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital.  A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.  The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution
Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Infrastructure Fund, Inc. (UTF)

Cohen & Steers Infrastructure Fund, Inc. (NYSE: UTF) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders.  This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of June 2017.  Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.1340	June 20, 2017	June 22, 2017	June 30, 2017

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table.  All amounts are expressed per common share.

DISTRIBUTION ESTIMATES

	June 2017		YEAR-TO-DATE (YTD) June 30, 2017*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2017 Distributions
Net Investment Income	$0.1340	100.00%	$0.2542	31.62%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.5498	68.38%
Return of Capital (or other Capital Source)	$0.0000	0.00%	$0.0000	0.00%
Total Current Distribution	$0.1340	100.00%	$0.8040	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.  The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The amounts and sources of distributions year-to-date may be subject to additional adjustments.

280 Park Avenue, New York, NY 10017-1216     Tel: 212.832.3232     Fax: 212-832-3622

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2017 (January 1, 2017 through May 31, 2017) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2017. Moreover, the Fund’s Average Annual Total Return for the five-year period ending May 31, 2017 is set forth below. Shareholders should also note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2017. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2017 to May 31, 2017
Year-to-date Cumulative Total Return(1)	17.92%
Cumulative Distribution Rate(2)	3.20%

Five-year period ending May 31, 2017
Average Annual Total Return(3)	16.20%
Current Annualized Distribution Rate(4)	6.39%

(1)         Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

(2)         Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2017 through May 31, 2017) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2017.

(3)         Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending May 31, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

(4)         The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2017.

The source of all distributions paid by the Fund, including net investment income is subject to change.  This is because the Fund invests in Master Limited Partnerships (MLPs) and similar companies.  Distributions from Master Limited Partnerships (MLPs) are estimated as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share.  Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof.  Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital.  A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.  The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.